SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2018 (January 31, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Copy to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Fl.New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Item 3.02    Unregistered Sales of Equity Securities.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series H Preferred Stock

On January 31, 2018, the Company filed with the Secretary of State of the State of Texas a Certificate of Designation of Series H Preferred Stock (the “Series H Certificate of Designation”), setting forth the rights, powers, and preferences of a new class of Series H Convertible Preferred Stock, par value $0.001 per share and a stated value of $3,000 per share. The Series H Preferred is voluntarily convertible into shares of Common Stock of the Company (“Common Stock”) at a conversion price of $0.30 per share, subject to adjustments (“Series H Voluntary Conversion Price”). However, in the event the Company is approved to list its Common Stock, including the shares issuable upon conversion of the Series H Preferred, on any one of the New York Stock Exchange, NYSE: Amex Exchange, The Nasdaq Stock Exchange, including the Nasdaq Capital Markets, London Stock Exchange, including AIM, or any other major stock exchange in the United States of America, and if during any ten (10) consecutive trading days the lowest closing share price is equal to or greater than $1.25 per share (subject to adjustments), all outstanding shares of Series H Preferred shall automatically convert into Common Stock at a conversion price of $0.30, subject to adjustments.

The holders of the Series H Preferred are entitled to vote together all other classes and series of the stock of the Company as a single class on all actions to be taken by the stockholders of the Company, and shall be entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series H Preferred held by such holder could be converted at the Series H Voluntary Conversion Price. Holders of Series H Preferred shall not be entitled to receive any dividends. Any conversion of the Series H Preferred is subject to a conversion limitation precluding conversions that would result in such holder’s beneficial ownership to exceed 4.99% of Common Stock outstanding.

The foregoing description of the Series H Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full texts of the Series H Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sale of Series H Preferred Stock

On February 7, 2018, the Company received from an accredited investor gross proceeds of $4,998,000 in consideration for the issuance of (i) 1,666 shares of the Series H Preferred; and (ii) a five year warrant (“Warrant”) to purchase 3,332,000 shares of Common Stock at an exercise price equal to $0.50 per share, pursuant to a subscription agreement (the “Subscription Agreement”) entered into on January 31, 2018. The rights and preferences of the Series H Preferred are described above and incorporated herein by reference. The Company will use such proceeds for general corporate purpose and to pay off all of the remaining obligations owed to HALL MOM LLC under the amendment to settlement agreement and release, the terms of which were described in in the Company’s Current Report on Form 8-K filed on January 4, 2018, which description is incorporated herein by reference to such Current Report and exhibits thereto.

The foregoing description of the terms of the Subscription Agreement and the Warrant does not purport to be complete and is subject to, and qualified in its entirety by reference to the form of Subscription Agreement and Warrant, which are filed herewith as Exhibit 99.1 and 99.2, and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the issuance of the 1,666 shares of the Series H Preferred, effective February 7, 2018, the Board of Directors (the “Board”) of the Company elected Mr. Gordienko Oleg and Mr. Max V. Shcherbakov as members of the Board. In connection with their election as members of the Board, the Company agreed to issue to each of Mr. Gordienko and Mr. Shcherbakov a five year warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.66, the closing price of the Company’s common stock on February 7, 2018.

Mr. Oleg’s biographical information

Gordienko Oleg, age 41, has over 20 years of experience in the financial market. Currently, and from September 2017, Mr. Oleg serves as Investment Director at S7 Airlines, which is the largest non-state aerospace holding in Eastern Europe. Mr. Oleg has approximately 14 years’ working experience at Raiffeisen Bank since 2003. From March 2017 to August 2017, he served as Managing Director in charge of large corporate coverage and from September 2012 to March 2017, he was the Managing Director in charge of investment banking at Raiffeisen Bank. Prior to that, from August 2008 to September 2012, he served as the deputy head of investment banking at Raiffeisen Bank. Mr. Oleg holds a degree from the Financial Academy under the Government of the Russian Federation.

Mr. Shcherbakov’s biographical information

Max V. Shcherbakov, age 53. Since 2008, Mr. Shcherbakov has served as Managing Partner at Aurora Capital Worldwide, a private investment company. From 1999 to 2007, he was Managing Partner at TPG Aurora. Mr. Shcherbakov received his MA degree in Economics from Moscow State University in 1987 and MBA degree from Stanford Graduate School of Business in 1992.

There are no arrangements or understandings among Mr. Oleg, Mr. Shcherbakov and any other persons pursuant to which they were appointed as directors of the Company. In addition, there are no family relationships among Mr. Oleg, Mr. Shcherbakov and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since the beginning of the Company’s last fiscal year, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Oleg and Mr. Shcherbakov had or will have a direct or indirect material interest, and there are currently no such proposed transaction.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Designation of Series H Convertible Preferred Stock
99.1	Form of Subscription Agreement
99.2	Form of Warrant

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: February 12, 2018	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series H Convertible Preferred Stock
99.1	Form of Subscription Agreement
99.2	Form of Warrant